UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12.

Panera Bread Company

(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3630 South Geyer Road, Suite 100 St. Louis, MO	63127
(Address of Principal Executive Offices)	(Zip Code)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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HSR

As previously disclosed, on April 4, 2017, Panera Bread Company, a Delaware corporation (the “Company” or “Panera”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Rye Parent, Corp., a Delaware corporation (“Parent”), Rye Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and JAB Holdings B.V., a private limited liability company incorporated under the laws of the Netherlands (”JAB”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. The completion of the Merger is subject, among other conditions, to the expiration or termination of the waiting period applicable to the Merger pursuant to the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the rules promulgated thereunder.

The Company filed the notification and report forms required pursuant to the HSR Act in connection with the Merger on May 5, 2017. On June 5, 2017, the waiting period under the HSR Act in connection with the Merger expired and, as a result, the corresponding condition to the parties’ obligation to consummate the Merger has been satisfied. The Merger remains subject to satisfaction of other customary closing conditions.

Securities Litigation

On June 2, 2017, a putative class action complaint was filed by John Remorenko, a purported stockholder of the Company, in the United States District Court for the Eastern District of Missouri against the Company and each member of the board of directors of the Company in an action captioned Remorenko v. Panera Bread Co. et al, Case No. 4:17-cv-01610-DDN. The complaint asserts claims for violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 and Rule 14a-9 promulgated thereunder against the Company and each of its directors for allegedly disseminating a materially incomplete and misleading preliminary proxy statement, filed with the Securities and Exchange Commission (“SEC”) on May 12, 2017, in connection with the Merger. The complaint seeks various forms of relief, including injunctive relief, money damages and an award of attorneys’ fees and costs.

Additional Information and Where to Find It

This communication relates to the proposed Merger involving Panera, Parent, Merger Sub, and JAB. In connection with the proposed Merger, on June 1, 2017, Panera has filed a definitive proxy statement on Schedule 14A with the SEC (the “Proxy Statement”). STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY NOW OR WHEN THEY BECOME AVAILABLE BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain these documents free of charge at the SEC’s website, www.sec.gov, and Panera stockholders will receive information at an appropriate time on how to obtain Merger-related documents for free from Panera.

Participants in the Distribution

Panera, Parent and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s Class A common stock and Class B common stock in respect of the proposed Merger. Information about the directors and executive officers of Panera is set forth in the proxy statement for Panera’s 2016 Annual Meeting of stockholders, which was filed with the SEC on April 15, 2016, and in Panera’s Annual Report on Form 10-K for the fiscal year ended December 27, 2016, which was filed with the SEC on February 22, 2017. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed Merger when they become available.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this communication and in our public disclosures, whether written or oral, relating to future events or our future performance, including any discussion, expressed or implied, regarding our anticipated growth, operating results, future earnings per share, plans, objectives, the impact of our investments in sales-building initiatives and operational capabilities on future sales and earnings, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are often identified by the words “believe,” “positioned,” “estimate,” “project,” “target,” “plan,” “goal,” “assumption,” “continue,” “intend,” “expect,” “future,” “anticipate,” and other similar expressions, whether in the negative or the affirmative, that are not statements of historical fact. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict, and you should not place undue reliance on our forward-looking statements. Our actual results and timing of certain events could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, but not limited to: the risk that Panera’s stockholders do not approve the proposed Merger; uncertainties as to the timing of the proposed Merger; the conditions to the completion of the proposed Merger may not be satisfied, or the regulatory approvals required for the proposed Merger may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the proposed Merger on Panera’s business relationships, operating results, and business generally; risks that the proposed Merger disrupts current plans and operations of Panera and potential difficulties in Panera’s employee retention as a result of the proposed Merger; risks related to diverting management’s attention from Panera’s ongoing business operations; the outcome of any legal proceedings that may be instituted against Panera related to the Merger Agreement or the proposed Merger; the amount of the costs, fees, expenses and other charges related to the proposed Merger; and other factors discussed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 27, 2016. All forward-looking statements and the internal projections and beliefs upon which we base our expectations included in this release are made only as of the date of this release and may change. While we may elect to update forward-looking statements at some point in the future, we expressly disclaim any obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.